PROMISSORY NOTE

$557,056.43                    Dallas,  Texas               October  6,  1999


     FOR VALUE RECEIVED, the undersigned, RONALD W. PARKER, an individual resident of Collin County, Texas, and ANNE G. PARKER, an individual resident of Collin County, Texas (each individually a "Maker", and collectively "Makers"),
                                             -----                     ------
hereby jointly and severally promise to pay to the order of PIZZA INN, INC., a Missouri corporation ("Payee"), at its offices at 5050 Quorum Drive, Suite 500,
                        -----
Dallas, Texas, on June 30, 2004, in lawful money of the United States of America and in immediately available funds, the principal sum of FIVE HUNDRED FIFTY-SEVEN THOUSAND FIFTY-SIX AND 43/100 DOLLARS ($557,056.43), together with interest on the outstanding principal balance from day to day remaining, at a rate per annum which shall from day to day be equal to the weighted average rate paid by the Payee from time to time under that certain Loan Agreement, dated as of August 28, 1997, between Payee and Wells Fargo Bank (Texas), National Association, as amended (the "WF Loan Agreement"), or any successor credit agreement of the Payee. All accrued and unpaid interest on this Note shall be due and payable on February 1, May 1, August 1 and November 1 of each year, commencing on November 1, and at maturity.

     Interest on the indebtedness evidenced by this Note shall be computed on the basis of a year of 360 days and the actual number of days elapsed (including the first day but excluding the last day) unless such calculation would result in a usurious rate, in which case interest shall be calculated on the basis of a year of 365 or 366 days, as the case may be. This is the promissory note referenced in that certain Pledge Agreement, dated as of the date hereof, by and between Makers and Payee (the "Pledge Agreement"). Terms defined in the Pledge Agreement are used in this Note as defined in the Pledge Agreement unless otherwise defined herein.

     All payments of principal, interest, and other amounts to be made by Makers shall be made to the Payee at its principal office in Dallas, Texas in U.S. dollars and immediately available funds, without setoff, deduction, or counterclaim, not later than 11:00 a.m., Dallas, Texas, time on the date on which such payment shall become due (each such payment made after such time on such due date to be deemed to have been made on the next succeeding business day). The Makers shall, at the time of making each such payment, specify to the Payee the sums payable by the Makers to which such payment is to be applied (and in the event the Makers fail to so specify, or if an Event of Default has occurred and is continuing, the Payee may apply such payment to the Obligations in such order and manner as it may elect in its sole discretion). Whenever any payment under this Note or the Pledge Agreement shall be stated to be due on a day that is not a business day, such payment shall be made on the next succeeding business day, and such extension of time shall in such case be included in the computation of the payment of interest and commitment fee, as the case may be.

     As used in this Note, the following terms shall have the respective meanings indicated below:

     "Pledge Agreement" means that certain Pledge Agreement dated as of the date
      ----------------
hereof between Makers and Payee, as the same has been or may be amended or modified from time to time.

     "Maximum  Rate"  is  as  defined  in  the  WF  Loan  Agreement.
      -------------

     "Mortgages" means those certain Mortgages dated October 6, 1999 by Maker to
      ---------
Payee relating to certain real property located in Wood County and Collin County, Texas.

     Makers or either Maker may prepay the principal of this Note in whole at any time or from time to time in part without premium or penalty but with accrued interest to the date of prepayment on the amount so prepaid.

     Notwithstanding anything to the contrary contained herein, no provisions of this Note shall require the payment or permit the collection of interest in excess of the Maximum Rate. If any excess of interest in such respect is herein provided for, or shall be adjudicated to be so provided, in this Note or otherwise in connection with this loan transaction, the provisions of this paragraph shall govern and prevail, and neither Makers nor the sureties, guarantors, successors or assigns of Makers or either Maker shall be obligated to pay the excess amount of such interest, or any other excess sum paid for the use, forbearance or detention of sums loaned pursuant hereto. If for any reason interest in excess of the Maximum Rate shall be deemed charged, required or permitted by any court of competent jurisdiction, any such excess shall be applied as a payment and reduction of the principal of indebtedness evidenced by this Note; and, if the principal amount hereof has been paid in full, any remaining excess shall forthwith be paid to Makers. In determining whether or not the interest paid or payable exceeds the Maximum Rate, Makers and Payee shall, to the extent permitted by applicable law, (i) characterize any non-principal payment as an expense, fee, or premium rather than as interest,
(ii) exclude voluntary prepayments and the effects thereof, and (iii) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the entire contemplated term of the indebtedness evidenced by this Note so that the interest for the entire term does not exceed the Maximum Rate.

     If any Event of Default, as such term is defined in the Pledge Agreement or the Mortgagees, shall occur and be continuing, the holder hereof may, at its option, declare the entire unpaid principal of and accrued interest on this Note immediately due and payable without notice, demand or presentment, all of which are hereby waived, and upon such declaration, the same shall become and shall be immediately due and payable, and the holder hereof shall have the right to foreclose or otherwise enforce all liens or security interests securing payment hereof, or any part hereof, and offset against this Note any sum or sums owed by the holder hereof to either Maker. Failure of the holder hereof to exercise this option shall not constitute a waiver of the right to exercise the same upon the occurrence of a subsequent Event of Default.

     If the holder hereof expends any effort in any attempt to enforce payment of all or any part or installment of any sum due the holder hereunder, or if this Note is placed in the hands of an attorney for collection, or if it is collected through any legal proceedings, each Maker agrees to pay all costs, expenses, and fees incurred by the holder, including reasonable attorneys' fees, plus accrued and unpaid interest hereunder.

     This Note shall be governed by and construed in accordance with the laws of the State of Texas and the applicable laws of the United States of America.
This Note has been entered into in Dallas County, Texas, and it shall be performable for all purposes in Dallas County, Texas.

     Each Maker and each surety, guarantor, endorser, and other party ever liable for payment of any sums of money payable on this Note jointly and severally waive notice, presentment, demand for payment, protest, notice of protest and non-payment or dishonor, notice of acceleration, notice of intent to accelerate, notice of intent to demand, diligence in collecting, grace, and all other formalities of any kind, and consent to all extensions without notice for any period or periods of time and partial payments, before or after maturity, and any impairment of any collateral securing this Note, all without prejudice to the holder. The holder shall similarly have the right to deal in any way, at any time, with one or more of the foregoing parties without notice to any other party, and to grant any such party any extensions of time for payment of any of said indebtedness, or to release or substitute part or all of the collateral securing this Note, or to grant any other indulgences or forbearances whatsoever, without notice to any other party and without in any way affecting the personal liability of any party hereunder.



                                   /s/  Ronald  W.  Parker
                                   ------------------------------------
                                   Ronald  W.  Parker


                                   /s/  Anne  G.  Parker
                                   --------------------------------------
                                   Anne  G.  Parker